SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):   November 19, 1997




                           WESTELL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




                                    DELAWARE
                 (State or other jurisdiction of incorporation)





        0-27266                                   36-3154957
(Commission File Number)        (I.R.S. Employer Identification Number)



750 North Commons Drive, Aurora, Illinois                  60504
(Address of principal executive offices)                (Zip Code)



                                 (630) 898-2500
              (Registrant's telephone number, including area code)



ITEM 5.   OTHER EVENTS

          On November 19, 1997, Westell Technologies, Inc. released a Press Release announcing an Agreement in Principle with Texas Instruments, subject to the successful acquisition of Amati Communications Corporation by Texas Instruments. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.






                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WESTELL TECHNOLOGIES, INC.



                              By:  /s/ Stephen J. Hawrysz
                                   Stephen J. Hawrysz
                                   Vice President, Treasurer and Chief Financial Officer

Dated:  November 19, 1997